Investor Contact:           Media Contact:
                     Robert Pons                 Neil Vineberg
                     Chief Executive Officer     Vineberg Communications
SMARTSERV            SmartServ Online, Inc.      631-288-6933
[LOGO]               610-397-0689, Ext. 202      Neil@VinebergCommunications.com
                     rpons@smartserv.com
                     www.smartserv.com


                         SmartServ Reports 2003 Results


PLYMOUTH MEETING, Pa., April 14 /PRNewswire-FirstCall/ - SmartServ Online, Inc. (OTC: SSRV - News) today announced results of operations for the year ended December 31, 2003. Revenues were $709,000 for the year ended December 31, 2003, compared to $196,000 for the previous year. The net loss for 2003 was $17,538,000, compared to $8,037,000 in 2002. The basic and diluted loss per share for the year ended December 31, 2003 was $8.46 and $6.01 for the comparable period in 2002. Excluding charges of $9,897,000 and $1,548,000, respectively, as to financing costs and impairment of capital assets and capitalized software, the net loss for 2003 was $6,093,000.

Revenues for the fourth quarter 2003 totaled $95,000 compared to $49,000 in 2002. Net loss was $3,172,000 for the fourth quarter, as compared to $3,204,000 for the same period in 2002. The basic and diluted loss per share was $1.40 for the quarter ending December 31, 2003 and $1.71 for the comparable period in 2002.

"We believe the recent private placement completed in February should provide us with the resources necessary to support the expansion of revenues from our line of ringtones, images and games, as well as our dynamic mobile content," stated Robert Pons, SmartServ CEO and President. Mr. Pons went on to state, "We are continuing to make progress to enhance our operating efficiencies while focusing our financial resources on expanding our revenues."

SmartServ also announced that its stock purchase agreement with Mobile Airwaves, Inc. had expired, and that SmartServ was not pursuing the acquisition of Mobile Airwaves, Inc.

About SmartServ

SmartServ (OTC: SSRV - News) has developed a complete suite of wireless applications and the technologies to bring them to market, spanning the entire mobile phone industry from the consumer to the enterprise. SmartServ's customer and distribution relationships include wireless carriers and strategic partners. SmartServ applications can be delivered via Java(TM) 2 Platform, Micro Edition (J2ME(TM)), QUALCOMM's Binary Runtime Environment for Wireless(TM) (BREW(TM)) solution, WAP and SMS, as well as RIM Blackberry and Pocket PC devices. NReach, a SmartServ company, provides the retail, marketing and entertainment industries with a comprehensive technology platform to access the growing market for premium content (ringtones, graphics and games) for mobile phones. For more information, please visit www.smartserv.com.

Forward-Looking Statements

This news release may contain forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time-to-time by the Company are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, and are not limited to, potential fluctuations in quarterly results, the size and timing of awards and performances on contracts, dependence on wireless and/or internet networks of third-parties for certain products and services, lengthy sales and implementation cycles, market acceptance of new or enhanced products and services, proprietary technology and changing technology, competitive conditions, system performance, the risk that the Company's current and future products and services may contain errors or be affected by technical problems that would be difficult and costly to detect and correct, dependence on key personnel and general economic and political conditions and other factors affecting spending by customers, and other risks described from time to time in the Company's filings with the Securities and Exchange Commission, including but not limited to, the "Risk Factors" described under the heading "Certain Factors That May Affect Future Results" in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

                             SmartServ Online, Inc.
                     Condensed Consolidated Balance Sheets

                                                 December 31,     December 31,
                                                      2003            2002

    ASSETS
     Current assets
     Cash and cash equivalents                      $139,178       $154,759
     Accounts receivable                             103,230         55,907
     Accrued interest receivable                      47,004         50,658
     Prepaid compensation                            133,127        117,500
     Prepaid expenses                                 86,798        164,258
     Deferred financing costs                        322,192             --
                                                    --------       --------
    Total current assets                             831,529        543,082
    Property and equipment, net                           --      1,573,978
    Other assets:
    Capitalized software development costs,
     net of accumulated amortization of
     $1,097,148, and $208,681 at December 31,
     2003 and 2002                                        --        888,467
    Security deposits                                  5,156        238,690
    Note receivable from officer,
     net of an allowance of $664,640 at
     December 31, 2003 and 2002                           --             --
    Prepaid compensation                                  --        107,708
                                                    --------       --------
                                                       5,156      1,234,865
                                                    --------       --------
    Total Assets                                    $836,685     $3,351,925
                                                    ========     ==========

      LIABILITIES AND STOCKHOLDERS' (DEFICIT)
      Equity
     Current liabilities
     Accounts payable                             $1,702,768     $1,307,342
     Accrued liabilities                             928,393        476,346
     Accrued salaries                                 78,133        295,437
     Note payable                                         --        500,000
     Accrued interest payable                        218,848             --
                                                  ----------     ----------
     Total current liabilities                     2,928,142      2,579,125
     Deferred revenues                                37,500        193,294
     Deferred lease costs                                 --        242,300
     Accounts payable -- non current                      --        163,907
     Note payable                                  3,340,430             --
     Commitments and Contingencies                        --             --
     Total liabilities                             6,306,072      3,178,626
     Total stockholders' (deficit) equity         (5,469,387)       173,299
                                                  ----------     ----------
     Total Liabilities and Stockholders' (Deficit)
      Equity                                        $836,685     $3,351,925

                             SmartServ Online, Inc.
                      Consolidated Statements of Operations


                               Year Ended December 31      Three Months Ended
                                                               December 31
                             -------------------------  -----------------------
                                    2003         2002        2003         2002
                             ------------  -----------  -----------  ----------
                                                         (unaudited) (unaudited)
Revenues                         $709,388     $195,817      $95,243     $49,334
Costs and expenses
Cost of services               (2,732,571)  (5,620,994)     (92,615) (1,282,978)
Sales and marketing
 expenses                        (460,836)  (3,003,834)     (57,263)   (305,821)
General and administrative
 expenses                      (3,335,109)  (4,423,642)    (367,663) (1,095,540)
Provision for losses on
 loan to officer                 (354,206)    (664,640)    (354,206)   (664,640)
Stock-based compensation         (374,569)      80,295      (43,501)    (42,536)
Impairment of capital
 assets and capitalized
 software                      (1,548,473)          --           --          --
                             ------------  -----------  -----------  ----------

Total costs and expenses       (8,805,764) (13,632,815)    (915,248) (3,391,515)
                             ------------  -----------  -----------  ----------

Loss from operations           (8,096,376) (13,436,998)    (820,005) (3,342,181)
                             ------------  -----------  -----------  ----------

Other income (expense):
Interest income                    11,601      266,118           --     159,834
Interest expense                 (235,921)    (525,165)     (59,546)    (16,981)
Gain from extinguishment
 of debt                          305,822    5,679,261           --          --
Insurance recovery                374,000           --           --          --

Debt origination and other
 financing costs               (9,896,951)          --   (2,292,297)         --
Foreign exchange gain
 (loss)                                50      (20,389)          --      (4,412)
                             ------------  -----------  -----------  ----------

                               (9,441,399)   5,399,825   (2,351,843)    138,441
                             ------------  -----------  -----------  ----------

Net loss                     ($17,537,775) ($8,037,173) ($3,171,848) (3,203,740)
                             ============  ===========  ===========  ==========

Basic and diluted loss
 per share                         ($8.46)      ($6.01)      ($1.40)     ($1.71)
                             ============  ===========  ===========  ==========
 Weighted average shares
  outstanding --
  basic and diluted             2,073,448    1,336,673    2,261,300   1,869,062
                             ============  ===========  ===========  ==========